UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 16, 2007
                                                  ___________________________


                   Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)



Pennsylvania                          000-51214                    68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (215) 755-1500
                                                    _________________________


                               Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On May 16, 2007, the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania (the "Company") adopted amendments to certain provisions of Article Seven, Section 7.1 and 7.2 of the Company's Bylaws and amended Article Four of the Company's Articles of Incorporation to insert a new subsection E (the "Amendments"). The purpose of the Amendments is to make the Company's common stock eligible for participation in a Direct Registration Program operated by a clearing agency (such as the one offered by the Depository
Trust Company), pursuant to NASDAQ Marketplace Rule 4350(1), as recently amended. To be eligible for a Direct Registration Program, the Company's common stock must qualify as "eligible securities," meaning that the Company must permit electronic direct registration of the common stock in an investor's name on the books of the transfer agent or the Company, and similarly allow the common stock to be transferred between a transfer agent and broker. Accordingly, the Amendments were adopted to provide for a system of issuance, recordation and transfer of the Company's common stock by electronic or other means not involving any issuance of physical certificates.

     The Amended Articles of Incorporation and the Amended and Restated Bylaws, which are attached to this Current Report as Exhibits 3.1 and 3.2, respectively, are incorporated into this Item 5.03 by this reference. The description of the Amendments is qualified in its entirety by reference to Exhibits 3.1 and 3.2 hereto. The amendment of the Articles of Incorporation was effective as of May 16, 2007.

     As of the date hereof, the Company has not made any determination whether or not to implement electronic direct registration for its common stock.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibits are included with this Report:


           Exhibit No.   Description
           ____________  ____________________________________________________

           3.1           Amended Articles of Incorporation of the Company

           3.2           Amended and Restated Bylaws of the Company









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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                    By:    /s/Joseph R. corrato
                           ___________________________________________________
                    Name:  Joseph R. Corrato
                    Title: Executive Vice President and Chief Financial Officer



Date: May 16, 2007



























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                               EXHIBIT INDEX


    Exhibit No.   Description
    ____________  ___________________________________________________________

    3.1           Amended Articles of Incorporation of the Company

    3.2           Amended and Restated Bylaws of the Company

































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